Contract Receivables, Net	12 Months Ended
Dec. 31, 2019
Contracts Receivable [Abstract]
CONTRACT RECEIVABLES, NET

Note 4 — CONTRACT RECEIVABLES, NET

The contracts receivable consists of the following:

	December 31, 2019	December 31, 2018
Contract receivables	$30,120,533	$24,669,365
Less: allowance for doubtful accounts	-	-
	$30,120,533	$24,669,365

The contract receivables are generally due when the Group completes the related installation project. The balance of contract receivables were related to two major general contractors, who accounted for 100%, 100% and 86% of total contract revenue for the years ended December 31, 2019, 2018 and 2017, respectively. The Group has not incurred any collection issues with these two general contractors in the past and considers these contracts receivable to be fully collectible. Thus, the Group did not provide any allowance for doubtful accounts for these outstanding contract receivables as of December 31, 2019 and 2018.